Exhibit (q)

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-1A; all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 28th day of February, 2011.

/s/ Mary K. Anstine
Mary K. Anstine Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-1A; all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 3rd day of March, 2011.

/s/ Jeremy W. Deems
Jeremy W. Deems Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-1A; all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 2nd day of March, 2011.

/s/ David M. Swanson
David M. Swanson Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May and David T. Buhler, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: any Registration Statements on Form N-1A; all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 7th day of March, 2011.

/s/ Scott Wentsel
Scott Wentsel Trustee